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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                 March 30, 2006

                                IndyMac ABS, Inc.
      IndyMac Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-H1

             (Exact Name of Registrant as Specified in its Charter)

         Delaware                     333-127617                95-4685267

                                    333-127617-05
----------------------------   -----------------------   -----------------------
(State or Other Jurisdiction         (Commission             (IRS Employer
     of Incorporation)               File Number)          Identification No.)

          155 North Lake Avenue
       Pasadena, California 91101                          10019
-----------------------------------------   ------------------------------------
(Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (626) 535-5555

                                      None
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))




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Item 8.01.  Other Events

      The financial statements of Financial Guaranty Insurance Company ("FGIC") as of December 31, 2005 and 2004, and for each of the years in the three-year period ended December 31, 2005, are included in this Form 8-K. The financial statements as of December 31, 2005 and 2004 and for each of the years in the three-year period ended December 31, 2005 have been audited by Ernst & Young LLP. The consent of Ernst & Young LLP to the inclusion of their audit report on such financial statements in this Form 8-K and to their being referred to as "Experts" in the Prospectus Supplement relating to the IndyMac Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-H1, are attached hereto, as
Exhibit 23.1. The financial statements of FGIC as of December 31, 2005 and 2004 and for each of the years in the three-year period ended December 31, 2005 are attached hereto as Exhibit 99.1.




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Item 9.01.  Financial Statements and Exhibits.

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Not applicable.

      (d)   Exhibits:

         23.1  Consent of Independent Registered Public Accounting Firm

         99.1 Financial statements of FGIC as of December 31, 2005 and 2004, and for each of the years in the three-year period ended December 31, 2005.




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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    INDYMAC ABS, INC.

                                    By:  /s/ Victor H. Woodworth
                                        ----------------------------------------
                                         Name: Victor H. Woodworth
                                         Title: Vice President and Legal Counsel

Dated: March 30, 2006




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                                  EXHIBIT INDEX

Exhibit No.                               Description
-----------                               -----------

  23.1        Consent of Independent Registered Public Accounting Firm

  99.1 Financial statements of FGIC as of December 31, 2005 and 2004, and for each of the years in the three-year period ended December 31, 2005.